Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Cash and cash equivalents	$ 211,845	$ 4
Restricted cash - current portion	0	0
Restricted cash - non-current portion	3,650	2,100
Total cash, cash equivalents and restricted cash	$ 215,495	$ 2,104